EXHIBIT 32.1

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Measurement Specialties, Inc. (the "Company"), certifies that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November  4, 2003                              /s/  Frank Guidone
                                                       ----------------------
                                                       Frank Guidone
                                                       Chief Executive Officer


Dated:  November  4, 2003                              /s/  John P. Hopkins
                                                       ----------------------
                                                       John P. Hopkins
                                                       Chief Financial Officer

       This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.